UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21609

Western Asset Variable Rate Strategic Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: September 30

Date of reporting period: March 31, 2018

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2018

WESTERN ASSET

VARIABLE RATE

STRATEGIC FUND INC. (GFY)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to maintain a high level of current income.

The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Variable Rate Strategic Fund Inc. for the six-month reporting period ended March 31, 2018. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 27, 2018

II	Western Asset Variable Rate Strategic Fund Inc.

Investment commentary

Economic review

Economic activity in the U.S. was somewhat mixed during the six months ended March 31, 2018 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third and four quarter 2017 U.S. gross domestic product (“GDP”)i growth was 3.2% and 2.9%, respectively. Finally, the U.S. Department of Commerce’s initial reading for first quarter 2018 GDP growth — released after the reporting period ended — was 2.3%. Moderating GDP growth in the first quarter reflected decelerations in personal consumption expenditures (“PCE”), residential fixed investment, exports and state and local government spending. These movements were partly offset by an upturn in private inventory investment.

Job growth in the U.S. was solid overall and supported the economy during the reporting period. When the reporting period ended on March 31, 2018, the unemployment rate was 4.1%, as reported by the U.S. Department of Labor. This equaled the lowest unemployment rate since December 2000. The percentage of longer-term unemployed declined during the reporting period. In March 2018, 20.3% of Americans looking for a job had been out of work for more than six months, versus 24.8% when the period began.

Western Asset Variable Rate Strategic Fund Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. The Fed increased the federal funds rateiii twice during the reporting period. Looking back, at its meeting that concluded on September 20, 2017 — before the reporting period began — the Fed kept rates on hold, but reiterated its intention to begin reducing its balance sheet, saying, “In October, the Committee will initiate the balance sheet normalization program….” At its meeting that ended on December 13, 2017, the Fed raised rates to a range between 1.25% and 1.50%. As expected, the Fed kept rates on hold at its meeting that concluded on January 31, 2018. However, at its meeting that ended on March 21, 2018, the Fed again raised the federal funds rate, moving it to a range between 1.50% and 1.75%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Both short-term and longer-term Treasury yields moved higher during the six-month reporting period ended March 31, 2018. The yield for the two-year Treasury note began the reporting period at 1.47% — the low for the period — and ended the period at 2.27%. The high for the period of 2.34% took place on March 20, 2018. The yield for the ten-year Treasury began the reporting period at 2.33% — the low for the period — and ended the period at 2.74%. The high for the period of 2.94% occurred on February 21, 2018.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated given changing expectations for global growth, uncertainties regarding future central bank monetary policy, the signing of the U.S. tax reform bill in December 2017 and concerns over a global trade war. The broad U.S. bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned -1.08% during the six-month reporting period ended March 31, 2018.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market, as measured by the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, returned -0.39% for the six months ended March 31, 2018. The high-yield market posted a modest gain during the first four months of the reporting period. Those gains were then erased over the last two months of the period. This turnaround was triggered by a number of factors, including fears that the Fed may take a more aggressive approach to rate hikes, trade war concerns and high-profile issues in the technology industry.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned -1.25% during the six months ended March 31, 2018. The asset class produced choppy results during the reporting period. At times it was supported by solid investor demand, less concern over a significant shift in U.S. trade policy and a weakening U.S. dollar. However, at other times it was dragged down by rising U.S. interest rates, periods of investor risk aversion and geopolitical issues.

IV	Western Asset Variable Rate Strategic Fund Inc.

Performance review

For the six months ended March 31, 2018, Western Asset Variable Rate Strategic Fund Inc. returned 3.12% based on its net asset value (“NAV”)vii and -0.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, ICE BofAML USD LIBOR 3-Month Constant Maturity Indexviii, returned 0.61% over the same time frame. The Lipper Global Income Closed-End Funds Category Averageix returned 1.20% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.47 per share. As of March 31, 2018, the Fund estimates that 82% of the distributions were sourced from net investment income and 18% constituted a return of capital.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2018. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2018 (unaudited)
Price Per Share	6-month Total Return**
$18.41 (NAV)	3.12	%†
$16.88 (Market Price)	-0.27	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “GFY” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGFYX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

*	These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year-end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.lmcef.com (click on the name of the Fund).

Western Asset Variable Rate Strategic Fund Inc.	V

Investment commentary (cont’d)

Thank you for your investment in Western Asset Variable Rate Strategic Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

April 27, 2018

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund invests in fixed-income securities which are subject to a number of risks, such as inflation risk, interest rate risk and credit risk, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed-income portfolio generally declines, reducing the value of the Fund. However, the Fund can normally be expected to have less significant interest rate related fluctuations in its NAV than investment companies investing primarily in fixed-rate fixed-income securities (other than money market funds) because the floating or variable rate securities in which the Fund invests float in response to changes in prevailing market interest rates. The Fund may invest in high-yield and foreign securities, including emerging markets, which involve risks beyond those inherent solely in higher rated and domestic investments. Lower-rated high yield bonds, commonly known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Investing in foreign securities is subject to certain risks typically not associated with domestic investing, such as currency fluctuations and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging or developing markets. Derivatives, such as options or futures, can be illiquid and hard to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset Variable Rate Strategic Fund Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

The ICE BofAML USD LIBOR 3-Month Constant Maturity Index (formerly known as BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The index, therefore, will always have a constant maturity equal to exactly three months.

ix

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2018, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Variable Rate Strategic Fund Inc.	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2018 and September 30, 2017 and does not include derivatives, such as futures contracts, written options, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	1

Spread duration (unaudited)

Economic exposure — March 31, 2018

Total Spread Duration
GFY	— 2.60 years
Benchmark	— 0.00 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

2	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — March 31, 2018

Total Effective Duration
GFY	— 1.20 years
Benchmark	— 0.25 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— ICE BofAML USD LIBOR 3-Month Constant Maturity Index
EM	— Emerging Markets
GFY	— Western Asset Variable Rate Strategic Fund Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	3

Schedule of investments (unaudited)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — 43.4%
Adjustable Rate Mortgage Trust, 2004-2 CB1 (1 mo. USD LIBOR + 1.150%)	3.022%	2/25/35	122,109	$106,790	(b)
Adjustable Rate Mortgage Trust, 2005-11 5A1 (1 mo. USD LIBOR + 0.540%)	2.412%	2/25/36	103,845	82,801	(b)
Banc of America Funding Corp., 2004-B 6A1	2.208%	12/20/34	295,917	231,429	(b)
Banc of America Funding Corp., 2005-E 8A1 (11th District Cost of Funds + 1.430%, min. coupon 1.430%)	2.207%	6/20/35	279,864	201,877	(b)
Banc of America Funding Corp., 2015-R3 2A2	1.691%	2/27/37	1,558,475	1,305,824	(b)(c)
Bear Stearns Alt-A Trust, 2004-03 A1 (1 mo. USD LIBOR + 0.640%)	2.512%	4/25/34	279,840	280,353	(b)
Bear Stearns ARM Trust, 2004-08 11A1 (1 year Treasury Constant Maturity Rate + 2.500%)	3.533%	11/25/34	170,682	167,402	(b)
BX Trust, 2017-IMC A (1 mo. USD LIBOR + 1.050%)	2.827%	10/15/32	450,000	451,825	(b)(c)
Chevy Chase Mortgage Funding Corp., 2004-2A A1 (1 mo. USD LIBOR + 0.270%)	2.267%	5/25/35	244,221	235,827	(b)(c)
Chevy Chase Mortgage Funding Corp., 2004-3A A1 (1 mo. USD LIBOR + 0.250%)	2.264%	8/25/35	211,714	208,208	(b)(c)
Commercial Mortgage Trust, 2016-SAVA A (1 mo. USD LIBOR + 1.720%)	3.460%	10/15/34	379,650	380,384	(b)(c)
Countrywide Alternative Loan Trust, 2004-6CB A (1 mo. USD LIBOR + 0.580%)	2.452%	5/25/34	184,162	184,516	(b)
Countrywide Alternative Loan Trust, 2005-24 4A1 (1 mo. USD LIBOR + 0.230%)	2.052%	7/20/35	503,777	494,530	(b)
Countrywide Home Loans, 2004-20 2A1 (12 mo. Monthly Treasury Average Index + 2.390%)	3.307%	9/25/34	325,267	258,401	(b)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	38,194	38,048	(c)
Countrywide Home Loans, 2005-HYB9 3A1A (12 mo. USD LIBOR + 1.750%)	3.462%	2/20/36	306,310	283,958	(b)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	105,379	106,643	(c)
Countrywide Home Loans, 2006-R2 AF1 (1 mo. USD LIBOR + 0.420%)	2.292%	7/25/36	84,152	78,375	(b)(c)
Countrywide Home Loans, Mortgage Pass-Through Trust, 2004-29 2A1 (1 mo. USD LIBOR + 0.660%)	2.532%	2/25/35	24,790	22,804	(b)
Credit Suisse Mortgage Trust, 2015-02R 7A2	2.941%	8/27/36	1,200,245	1,063,200	(b)(c)
Credit Suisse Mortgage Trust, 2015-10R 3A2 (12 mo. Monthly Treasury Average Index + 0.840%)	1.972%	10/27/46	1,110,000	1,046,777	(b)(c)
Deutsche Bank Commercial Mortgage Trust, 2016-C1 ASB	3.038%	5/10/49	250,000	246,773
Deutsche Mortgage Securities Inc., 2004-4 3AR1 (12 mo. USD LIBOR + 2.050%)	4.090%	6/25/34	203,665	203,423	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2013-DN1 M2 (1 mo. USD LIBOR + 7.150%)	8.771%	7/25/23	420,000	512,096	(b)

See Notes to Financial Statements.

4	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-DNA1 M2 (1 mo. USD LIBOR + 1.850%)	3.471%	10/25/27	270,000	$275,649	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2015-HQ1 M3 (1 mo. USD LIBOR + 3.800%)	5.672%	3/25/25	260,000	280,814	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA3 M2 (1 mo. USD LIBOR + 2.000%)	3.621%	12/25/28	350,000	356,454	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA4 M2 (1 mo. USD LIBOR + 1.300%)	2.921%	3/25/29	530,000	536,099	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA2 B2 (1 mo. USD LIBOR + 11.250%)	12.871%	10/25/29	369,970	415,581	(b)
Federal National Mortgage Association (FNMA), 2013-25 BI, IO	3.000%	3/25/33	7,730,121	859,924
Federal National Mortgage Association (FNMA), 2013-62 AI, IO	3.000%	6/25/33	5,275,064	696,033
Federal National Mortgage Association (FNMA), STRIPS, 339 30, IO	5.500%	8/25/18	296	1	(b)
Federal National Mortgage Association (FNMA), STRIPS, 347 2, IO	5.000%	1/25/34	749,677	155,844
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	7.122%	10/25/23	300,000	349,899	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	6.772%	11/25/24	440,077	504,067	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C01 1B (1 mo. USD LIBOR + 11.750%)	13.622%	8/25/28	259,805	383,746	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1B (1 mo. USD LIBOR + 10.250%)	12.122%	1/25/29	899,665	1,227,485	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M1 (1 mo. USD LIBOR + 1.450%)	3.322%	1/25/29	179,561	181,163	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C04 1M2 (1 mo. USD LIBOR + 4.250%)	6.122%	1/25/29	950,000	1,079,817	(b)(c)
Federal National Mortgage Association (FNMA) — CAS, 2016-C06 1B (1 mo. USD LIBOR + 9.250%)	11.122%	4/25/29	1,010,000	1,291,932	(b)(c)
GMRF Mortgage Acquisition Co., LLC, 2017-1 A22	3.000%	7/25/56	193,331	188,090	(b)(c)
Government National Mortgage Association (GNMA), 2010-H03 FA (1 mo. USD LIBOR + 0.550%)	2.181%	3/20/60	113,285	113,886	(b)
Government National Mortgage Association (GNMA), 2010-H10 FC (1 mo. USD LIBOR + 1.000%)	2.631%	5/20/60	90,349	91,637	(b)
Government National Mortgage Association (GNMA), 2010-H11 FA (1 mo. USD LIBOR + 1.000%)	2.631%	6/20/60	560,933	570,861	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF (1 mo. USD LIBOR + 0.450%)	2.025%	11/20/60	1,052,556	1,053,837	(b)(d)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
Government National Mortgage Association (GNMA), 2011-H03 FA (1 mo. USD LIBOR + 0.500%)	2.075%	1/20/61	114,738	$115,242	(b)
Government National Mortgage Association (GNMA), 2011-H05 FA (1 mo. USD LIBOR + 0.500%)	2.075%	12/20/60	221,408	221,912	(b)
Government National Mortgage Association (GNMA), 2011-H05 FB (1 mo. USD LIBOR + 0.500%)	2.075%	12/20/60	195,971	196,505	(b)(d)
Government National Mortgage Association (GNMA), 2011-H06 FA (1 mo. USD LIBOR + 0.450%)	2.025%	2/20/61	484,068	484,641	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	2.075%	2/20/61	362,403	363,076	(b)(d)
Government National Mortgage Association (GNMA), 2011-H08 FD (1 mo. USD LIBOR + 0.500%)	2.075%	2/20/61	313,791	314,563	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF (1 mo. USD LIBOR + 0.500%)	2.075%	3/20/61	640,782	642,246	(b)(d)
Government National Mortgage Association (GNMA), 2011-H11 FB (1 mo. USD LIBOR + 0.500%)	2.075%	4/20/61	126,942	127,254	(b)(d)
Government National Mortgage Association (GNMA), 2012-H18 NA (1 mo. USD LIBOR + 0.520%)	2.095%	8/20/62	530,735	532,636	(b)
Government National Mortgage Association (GNMA), 2012-H23 SA (1 mo. USD LIBOR + 0.530%)	2.105%	10/20/62	390,608	393,063	(b)
Government National Mortgage Association (GNMA), 2012-H23 WA (1 mo. USD LIBOR + 0.520%)	2.095%	10/20/62	578,121	579,845	(b)
GP Portfolio Trust, 2014-GPP B (1 mo. USD LIBOR + 1.550%)	3.327%	2/15/27	630,000	630,784	(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF (1 mo. USD LIBOR + 0.350%)	2.222%	3/25/35	487,994	459,657	(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1 (1 mo. USD LIBOR + 0.400%)	2.272%	4/25/36	244,453	203,364	(b)(c)
HarborView Mortgage Loan Trust, 2004-10 4A (6 mo. USD LIBOR + 2.170%)	3.603%	1/19/35	121,058	120,333	(b)
HarborView Mortgage Loan Trust, 2005-14 3A1A (6 mo. USD LIBOR + 2.370%)	3.865%	12/19/35	56,070	55,627	(b)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2 (1 mo. USD LIBOR + 0.860%)	2.732%	9/25/34	145,754	136,341	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C17 ASB	3.705%	1/15/47	150,000	152,945
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,080,000	793,731
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	660,000	547,201	(b)
JPMorgan Mortgage Trust, 2005-A3 3A4 (6 mo. USD LIBOR + 1.620%)	3.421%	6/25/35	176,716	177,864	(b)
Lanark Master Issuer PLC, 2018-1A 1A (3 mo. LIBOR + 0.420%)	2.236%	12/22/69	670,000	672,509	(b)(c)
LSTAR Securities Investment Ltd., 2017-6 A (1 mo. USD LIBOR + 1.750%)	3.414%	9/1/22	709,289	714,627	(b)(c)

See Notes to Financial Statements.

6	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
MASTR Adjustable Rate Mortgages Trust, 2003-6 2A1 (6 mo. USD LIBOR + 2.260%)	3.153%	12/25/33	48,698	$47,849	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F (1 mo. USD LIBOR + 0.350%)	2.222%	5/25/35	758,637	633,797	(b)(c)
MASTR Reperforming Loan Trust, 2006-2 2A1 (1 year Treasury Constant Maturity Rate + 2.020%)	3.773%	5/25/36	88,538	83,386	(b)(c)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016 C32 ASB	3.514%	12/15/49	350,000	354,413
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	243,165	243,158	(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A (12 mo. USD LIBOR + 1.890%)	3.431%	5/25/36	404,407	364,711	(b)
Morgan Stanley Re-remic Trust, 2015-R2 1A1 (12 mo. Monthly Treasury Average Index + 0.710%)	1.842%	12/26/46	301,679	299,188	(b)(c)
Morgan Stanley Re-remicTrust, 2015-R2 1B (12 mo. Monthly Treasury Average Index + 0.710%)	1.842%	12/26/46	1,490,965	1,146,193	(b)(c)
Morgan Stanley Re-remicTrust, 2015-R6 1A1 (1 mo. USD LIBOR + 0.260%)	2.141%	7/26/45	194,879	192,764	(b)(c)
Mortgage IT Trust, 2005-3 A1 (1 mo. USD LIBOR + 0.600%)	2.472%	8/25/35	234,304	229,776	(b)
MSCG Trust, 2016-SNR A	3.348%	11/15/34	660,000	646,141	(b)(c)
New Residential Mortgage Loan Trust, 2017-1A A1	4.000%	2/25/57	614,053	630,901	(b)(c)
Nomura Resecuritization Trust, 2015-1R 2A2 (1 mo. USD LIBOR + 0.190%)	3.823%	10/26/36	1,070,000	1,080,920	(b)(c)
Prime Mortgage Trust, 2006-DR1 2A2	6.000%	5/25/35	441,371	329,257	(c)
Structured ARM Loan Trust, 2004-09XS A (1 mo. USD LIBOR + 0.370%)	2.242%	7/25/34	306,708	308,360	(b)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1 (1 mo. USD LIBOR + 0.600%)	2.408%	7/19/34	210,339	208,183	(b)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1 (1 mo. USD LIBOR + 0.210%)	2.082%	4/25/36	221,925	204,323	(b)
Structured Asset Securities Corp., 2005-RF1 A (1 mo. USD LIBOR + 0.350%)	1.971%	3/25/35	138,571	124,215	(b)(c)
Structured Asset Securities Corp., 2005-RF2 A (1 mo. USD LIBOR + 0.350%)	2.222%	4/25/35	144,886	137,194	(b)(c)
UBS Commercial Mortgage Trust, 2017-C4 A4	3.563%	10/15/50	410,000	408,367
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2003-AR8 (1 mo. USD LIBOR + 0.360%)	2.232%	10/25/45	356,736	354,205	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR11 (1 year Treasury Constant Maturity Rate + 2.330%)	3.268%	10/25/34	99,154	99,659	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2004-AR12 A2A (1 mo. USD LIBOR + 0.390%)	2.262%	10/25/44	94,655	94,594	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	2.272%	6/25/35	446,861	382,085	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (a) — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A2A3 (1 mo. USD LIBOR + 0.800%)	2.672%	1/25/45	74,237	$74,374	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR08 2AB3 (1 mo. USD LIBOR + 0.720%)	2.592%	7/25/45	550,919	544,870	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR13 A1C3 (1 mo. USD LIBOR + 0.490%)	2.362%	10/25/45	152,139	150,369	(b)
Wells Fargo Commercial Mortgage Trust, 2015-C31 D	3.852%	11/15/48	454,630	355,230
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	140,000	141,036
Total Collateralized Mortgage Obligations (Cost — $35,220,704)				37,310,567
Asset-Backed Securities — 26.6%
Access Group Inc., 2007-1 A4 (3 mo. USD LIBOR + 0.060%)	1.805%	1/25/23	279,596	273,960	(b)
ACIS CLO Ltd., 2015-6A A1 (3 mo. USD LIBOR + 1.590%)	3.363%	5/1/27	170,000	170,120	(b)(c)
Ameriquest Mortgage Securities Inc., 2002-AR1 M1 (1 mo. USD LIBOR + 1.065%)	2.692%	9/25/32	94,855	93,933	(b)
Apex Credit CLO LLC, 2017-1A A1 (3 mo. USD LIBOR + 1.470%)	3.211%	4/24/29	200,000	201,422	(b)(c)
Ares CLO Ltd., 2013-2A XR (3 mo. USD LIBOR + 0.900%)	2.660%	7/28/29	225,000	224,998	(b)(c)
Ares CLO Ltd., 2017-44A C (3 mo. USD LIBOR + 3.450%)	4.764%	10/15/29	250,000	255,235	(b)(c)
Argent Securities Inc., 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	2.997%	9/25/33	24,093	23,085	(b)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	552,152	446,512
BlueMountain CLO Ltd., 2014-2A DR (3 mo. USD LIBOR + 3.000%)	4.745%	7/20/26	250,000	250,177	(b)(c)
Bowman Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.180%)	3.100%	11/23/25	250,000	250,071	(b)(c)
Carlyle Global Market Strategies, 2014-1A AR (3 mo. USD LIBOR + 1.300%)	3.031%	4/17/25	400,000	400,122	(b)(c)
Carlyle Global Market Strategies, 2017-2A A1B (3 mo. USD LIBOR + 1.220%)	2.965%	7/20/31	250,000	251,839	(b)(c)
Carlyle Global Market Strategies, 2017-2A C (3 mo. USD LIBOR + 3.700%)	5.445%	7/20/31	250,000	254,653	(b)(c)
Cent CLO LP, 2014-21A A1BR (3 mo. USD LIBOR + 1.210%)	2.970%	7/27/26	250,000	250,093	(b)(c)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	4.985%	11/25/33	231,474	240,888
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1 (1 mo. USD LIBOR + 0.630%)	2.502%	2/25/35	244,419	243,604	(b)
Conseco Financial Corp., 1997-4 M1	7.220%	2/15/29	362,116	374,203	(b)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.219%	2/25/34	576,631	595,237	(b)
Countrywide Asset-Backed Certificates, 2007-13 2A1 (1 mo. USD LIBOR + 0.900%)	2.772%	10/25/47	618,517	617,351	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B (1 mo. USD LIBOR + 0.150%)	1.927%	11/15/36	384,174	329,469	(b)

See Notes to Financial Statements.

8	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Credit-Based Asset Servicing and Securitization LLC, 2007-SP1 A4	5.698%	12/25/37	291,375	$299,441	(b)(c)
Greenpoint Home Equity Loan Trust, 2004-4 A (1 mo. USD LIBOR + 0.560%)	2.337%	8/15/30	72,480	69,719	(b)
Grippen Park CLO Ltd., 2017-1A D (3 mo. USD LIBOR + 3.300%)	5.045%	1/20/30	500,000	506,488	(b)(c)
GSAA Trust, 2006-5 2A3 (1 mo. USD LIBOR + 0.270%)	2.142%	3/25/36	822,979	613,834	(b)
GSAMP Trust, 2004-OPT B1 (1 mo. USD LIBOR + 2.400%)	3.756%	11/25/34	47,651	38,999	(b)
GSRPM Mortgage Loan Trust, 2007-1 A (1 mo. USD LIBOR + 0.400%)	2.272%	10/25/46	267,670	254,347	(b)(c)
Indymac Seconds Asset Backed Trust, 2006-A A (1 mo. USD LIBOR + 0.260%)	2.132%	6/25/36	2,070,851	313,969	(b)
Jamestown CLO Ltd., 2017-10A A2 (3 mo. USD LIBOR + 1.850%)	3.320%	7/17/29	250,000	252,708	(b)(c)
Lehman XS Trust, 2006-8 2A4A (1 mo. USD LIBOR + 0.260%)	2.132%	6/25/36	1,760,302	1,580,551	(b)
Long Beach Mortgage Loan Trust, 2001-3 M1 (1 mo. USD LIBOR + 0.825%)	2.697%	9/25/31	61,805	62,515	(b)
Long Beach Mortgage Loan Trust, 2002-1 2M1 (1 mo. USD LIBOR + 1.125%)	2.733%	5/25/32	92,524	92,395	(b)
Magnetite CLO Ltd., 2014-9A A1R (3 mo. USD LIBOR + 1.000%)	2.745%	7/25/26	250,000	250,134	(b)(c)
Marathon CLO Ltd., 2015-8A C (3 mo. USD LIBOR + 4.050%)	5.784%	7/18/27	250,000	250,307	(b)(c)
Morgan Stanley Capital Inc., 2004-HES M2 (1 mo. USD LIBOR + 1.875%)	3.747%	6/25/34	741,651	739,344	(b)
Navient Student Loan Trust, 2017-5A A (1 mo. USD LIBOR + 0.800%)	2.672%	7/26/66	169,981	171,322	(b)(c)
Neuberger Berman CLO Ltd., 2017-24A C (3 mo. USD LIBOR + 2.450%)	4.189%	4/19/30	250,000	252,866	(b)(c)
New Century Home Equity Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.930%)	2.802%	11/25/34	638,898	644,013	(b)
Novastar Home Equity Loan, 2004-1 M3 (1 mo. USD LIBOR + 0.825%)	2.697%	6/25/34	671,696	672,785	(b)
OneMain Financial Issuance Trust, 2016-3A A	3.830%	6/18/31	925,000	933,833	(c)
Option One Mortgage Loan Trust, 2005-1 A4 (1 mo. USD LIBOR + 0.800%)	2.672%	2/25/35	24,235	24,274	(b)
Option One Mortgage Loan Trust, 2005-3 M4 (1 mo. USD LIBOR + 0.930%)	2.802%	8/25/35	1,040,000	817,491	(b)
Origen Manufactured Housing, 2007-A A2	4.072%	4/15/37	315,274	290,824	(b)
OSCAR U.S. Funding Trust, 2017-1A A2A	2.300%	5/11/20	103,525	103,524	(c)
People’s Choice Home Loan Securities Trust, 2004-2 M1 (1 mo. USD LIBOR + 0.900%)	2.772%	10/25/34	27,289	27,419	(b)
RAAC Series, 2006-RP2 A (1 mo. USD LIBOR + 0.250%)	2.122%	2/25/37	57,052	57,101	(b)(c)
RAAC Series, 2006-RP3 A (1 mo. USD LIBOR + 0.270%)	2.142%	5/25/36	410,896	404,821	(b)(c)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	2.752%	8/25/33	71,288	69,907	(b)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Residential Asset Mortgage Products Inc., 2003-RS7 MII1 (1 mo. USD LIBOR + 1.125%)	2.997%	8/25/33	19,566	$18,638	(b)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.314%	4/25/31	465,263	315,787	(b)
Residential Asset Securities Corp., 2005-KS12 M4 (1 mo. USD LIBOR + 0.640%)	2.512%	1/25/36	460,000	366,076	(b)
Residential Asset Securities Corp., 2006-KS2 M3 (1 mo. USD LIBOR + 0.410%)	2.282%	3/25/36	1,260,000	1,098,639	(b)
Residential Funding Mortgage Securities Trust, 2006-HSA3 A (1 mo. USD LIBOR + 0.130%)	2.002%	5/25/36	582,363	552,226	(b)
SACO I Trust, 2006-3 A3 (1 mo. USD LIBOR + 0.460%)	2.332%	4/25/36	127,489	125,227	(b)
SACO I Trust, 2006-4 A1 (1 mo. USD LIBOR + 0.340%)	2.212%	3/25/36	125,707	121,132	(b)
Seneca Park CLO Ltd., 2014-1A AR (3 mo. USD LIBOR + 1.120%)	2.851%	7/17/26	250,000	250,450	(b)(c)
SLM Student Loan Trust, 2005-10 A5 (3 mo. USD LIBOR + 0.130%)	1.875%	7/26/21	266,372	265,133	(b)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	1.895%	3/25/44	1,140,000	1,100,864	(b)
SLM Student Loan Trust, 2006-A A5 (3 mo. USD LIBOR + 0.290%)	2.415%	6/15/39	97,707	96,150	(b)
SLM Student Loan Trust, 2007-A A4A (3 mo. USD LIBOR + 0.240%)	2.365%	12/16/41	600,000	570,870	(b)
SLM Student Loan Trust, 2008-6 A4 (3 mo. USD LIBOR + 1.100%)	2.845%	7/25/23	155,796	157,015	(b)
SLM Student Loan Trust, 2010-1 A (1 mo. USD LIBOR + 0.400%)	2.272%	3/25/25	105,605	103,963	(b)
SMB Private Education Loan Trust, 2016-C A2A	2.340%	9/15/34	800,000	776,342	(c)
Structured Asset Investment Loan Trust, 2004-9 M4 (1 mo. USD LIBOR + 1.950%)	3.822%	10/25/34	117,619	113,718	(b)
Terwin Mortgage Trust, 2004-5HE M1 (1 mo. USD LIBOR + 0.885%)	2.757%	6/25/35	445,682	441,913	(b)
Towd Point Mortgage Trust, 2017-1 A1	2.750%	10/25/56	578,066	573,076	(b)(c)
Venture CDO Ltd., 2017-28A A2 (3 mo. USD LIBOR + 1.110%)	2.855%	7/20/30	300,000	301,509	(b)(c)
Total Asset-Backed Securities (Cost — $21,270,851)				22,890,631
Corporate Bonds & Notes — 42.5%
Consumer Discretionary — 3.3%
Auto Components — 0.2%
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	200,000	203,250	(c)
Automobiles — 2.0%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000	266,964	(d)
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	400,000	411,486	(d)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	1,000,000	1,019,312	(d)
Total Automobiles				1,697,762

See Notes to Financial Statements.

10	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Internet & Direct Marketing Retail — 0.4%
Amazon.com Inc., Senior Notes	1.900%	8/21/20	370,000	$362,482	(c)
Media — 0.7%
DISH DBS Corp., Senior Notes	6.750%	6/1/21	400,000	403,500
DISH DBS Corp., Senior Notes	5.875%	7/15/22	190,000	182,400
Total Media				585,900
Total Consumer Discretionary				2,849,394
Consumer Staples — 4.7%
Beverages — 0.5%
Anheuser-Busch InBev Finance Inc., Senior Notes (3 mo. USD LIBOR + 1.260%)	3.033%	2/1/21	440,000	452,397	(b)(d)
Food & Staples Retailing — 1.7%
CVS Health Corp., Senior Notes	3.350%	3/9/21	900,000	905,527
Walmart Inc., Senior Notes	1.900%	12/15/20	560,000	549,300
Total Food & Staples Retailing				1,454,827
Food Products — 1.3%
Kraft Heinz Foods Co., Senior Notes	3.950%	7/15/25	920,000	917,394	(d)
Smithfield Foods Inc., Senior Notes	2.700%	1/31/20	220,000	217,078	(c)
Total Food Products				1,134,472
Tobacco — 1.2%
Altria Group Inc., Senior Notes	9.250%	8/6/19	350,000	379,461	(d)
BAT Capital Corp., Senior Notes	2.764%	8/15/22	450,000	435,703	(c)
Philip Morris International Inc., Senior Notes	1.875%	11/1/19	170,000	167,730
Total Tobacco				982,894
Total Consumer Staples				4,024,590
Energy — 6.9%
Energy Equipment & Services — 0.5%
Ensco PLC, Senior Notes	5.200%	3/15/25	300,000	243,000	(d)
Halliburton Co., Senior Notes	3.250%	11/15/21	170,000	170,971	(d)
Total Energy Equipment & Services				413,971
Oil, Gas & Consumable Fuels — 6.4%
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	440,000	457,570
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	190,000	192,861	(d)
Chesapeake Energy Corp., Senior Notes (3 mo. USD LIBOR + 3.250%)	4.970%	4/15/19	400,000	399,000	(b)
Chevron Corp., Senior Notes	2.100%	5/16/21	330,000	322,713	(d)
Continental Resources Inc., Senior Notes	5.000%	9/15/22	500,000	508,125	(d)
Ecopetrol SA, Senior Notes	4.250%	9/18/18	240,000	242,035	(d)
Enterprise Products Operating LLC, Junior Subordinated Notes (3 mo. USD LIBOR + 3.708%)	5.481%	8/1/66	80,000	80,305	(b)(d)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	$254,667	(e)
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	40,000	41,178
Petrobras Global Finance BV, Senior Notes	6.125%	1/17/22	1,230,000	1,315,485
Petroleos Mexicanos, Senior Notes	3.500%	7/23/20	250,000	249,738
Shell International Finance BV, Senior Notes	1.875%	5/10/21	600,000	580,630	(d)
Shell International Finance BV, Senior Notes	1.750%	9/12/21	120,000	115,087	(d)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	210,000	258,778
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	250,000	252,992
Williams Partners LP, Senior Notes	5.250%	3/15/20	200,000	207,337
Total Oil, Gas & Consumable Fuels				5,478,501
Total Energy				5,892,472
Financials — 17.9%
Banks — 13.6%
ABN AMRO Bank NV, Senior Notes	2.450%	6/4/20	200,000	197,063	(c)
Banco Santander Chile, Senior Notes	2.500%	12/15/20	210,000	206,062	(c)
Banco Santander SA, Senior Notes	3.125%	2/23/23	200,000	194,040
Bank of America Corp., Junior Subordinated Notes (6.250% to 9/5/24 then 3 mo. USD LIBOR + 3.705%)	6.250%	9/5/24	650,000	689,877	(b)(f)
Bank of America Corp., Subordinated Notes	4.000%	1/22/25	660,000	659,285	(d)
Citigroup Inc., Junior Subordinated Bonds (6.300% to 5/15/24 then 3 mo. USD LIBOR + 3.423%)	6.300%	5/15/24	570,000	595,650	(b)(f)
Citigroup Inc., Subordinated Bonds	4.400%	6/10/25	900,000	916,940	(d)
Cooperatieve Rabobank U.A., Junior Subordinated Notes (11.000% to 6/30/19 then 3 mo. USD LIBOR + 10.868%)	11.000%	6/30/19	260,000	285,288	(b)(c)(d)(f)
Cooperatieve Rabobank U.A., Senior Notes	2.250%	1/14/20	250,000	246,850
Cooperatieve Rabobank U.A., Senior Notes	4.750%	1/15/20	110,000	113,292	(c)
Credit Agricole SA, Junior Subordinated Notes (8.375% to 10/13/19 then 3 mo. USD LIBOR + 6.982%)	8.375%	10/13/19	620,000	666,500	(b)(c)(d)(f)
JPMorgan Chase & Co., Junior Subordinated Bonds (5.150% to 5/1/23 then 3 mo. USD LIBOR + 3.250%)	5.150%	5/1/23	1,320,000	1,322,112	(b)(d)(f)
M&T Bank Corp., Junior Subordinated Bonds (6.450% to 2/15/24 then 3 mo. USD LIBOR + 3.610%)	6.450%	2/15/24	1,190,000	1,311,975	(b)(d)(f)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	310,000	322,923	(c)
PNC Financial Services Group Inc., Junior Subordinated Bonds (4.850% to 6/1/23 then 3 mo. USD LIBOR + 3.040%)	4.850%	6/1/23	990,000	994,356	(b)(d)(f)
Santander UK Group Holdings PLC, Senior Notes	3.571%	1/10/23	200,000	198,015	(d)
Sumitomo Mitsui Banking Corp., Senior Notes	2.092%	10/18/19	560,000	552,898
Wachovia Capital Trust III, Junior Subordinated Bonds (the greater of 3 mo. USD LIBOR + 0.930% or 5.570%)	5.570%	4/30/18	1,800,000	1,795,590	(b)(d)(f)

See Notes to Financial Statements.

12	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	450,000	$451,450	(d)
Total Banks				11,720,166
Capital Markets — 2.0%
Bank of New York Mellon Corp., Junior Subordinated Notes (4.500% to 6/20/23 then 3 mo. USD LIBOR + 2.460%)	4.500%	6/20/23	1,340,000	1,294,775	(b)(d)(f)
Goldman Sachs Capital III, Junior Subordinated Bonds (3 mo. USD LIBOR + 0.770% , 4.000% floor)	4.000%	4/30/18	43,000	37,087	(b)(f)
Goldman Sachs Group Inc., Senior Notes	2.300%	12/13/19	340,000	336,503	(d)
Total Capital Markets				1,668,365
Consumer Finance — 0.9%
Ally Financial Inc., Senior Notes	8.000%	3/15/20	225,000	242,438
American Express Co., Senior Notes	2.650%	12/2/22	517,000	500,709	(d)
Total Consumer Finance				743,147
Diversified Financial Services — 0.6%
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	290,000	338,496
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	190,000	204,383	(d)
Total Diversified Financial Services				542,879
Insurance — 0.8%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	4,066	5,408	(c)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%)	6.811%	2/12/23	19,548	19,792	(b)(c)
MetLife Inc., Junior Subordinated Bonds (5.250% to 6/15/20 then 3 mo. USD LIBOR + 3.575%)	5.250%	6/15/20	680,000	696,823	(b)(d)(f)
Total Insurance				722,023
Total Financials				15,396,580
Health Care — 2.0%
Biotechnology — 0.2%
Gilead Sciences Inc., Senior Notes	1.850%	9/20/19	180,000	177,792
Health Care Equipment & Supplies — 1.0%
Becton, Dickinson & Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	3.055%	6/6/22	250,000	250,918	(b)
Becton, Dickinson & Co., Senior Notes	3.734%	12/15/24	139,000	136,871	(d)
Medtronic Inc., Senior Notes	3.500%	3/15/25	440,000	440,222	(d)
Total Health Care Equipment & Supplies				828,011
Health Care Providers & Services — 0.2%
Humana Inc., Senior Notes	2.500%	12/15/20	140,000	137,406
Pharmaceuticals — 0.6%
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	28,260
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	1.700%	7/19/19	500,000	483,641

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	60,000	$54,072
Total Pharmaceuticals				565,973
Total Health Care				1,709,182
Industrials — 2.2%
Airlines — 0.3%
Air 2 U.S., Notes	8.027%	10/1/19	9,298	9,583	(c)
American Airlines, Pass -Through Trust, Secured Bonds	4.100%	1/15/28	232,025	233,289	(d)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	29,395	32,776
Total Airlines				275,648
Construction & Engineering — 0.2%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/23	200,000	214,000	(c)
Electrical Equipment — 0.2%
ABB Finance USA Inc., Senior Notes	2.800%	4/3/20	140,000	140,099	(g)
Industrial Conglomerates — 1.5%
General Electric Co., Junior Subordinated Bonds (5.000% to 1/21/21 then 3 mo. USD LIBOR + 3.330%)	5.000%	1/21/21	1,312,000	1,300,520	(b)(d)(f)
Total Industrials				1,930,267
Information Technology — 0.6%
Semiconductors & Semiconductor Equipment — 0.2%
QUALCOMM Inc., Senior Notes	2.100%	5/20/20	130,000	128,557
Technology Hardware, Storage & Peripherals — 0.4%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	340,000	349,014	(c)(d)
Total Information Technology				477,571
Materials — 1.6%
Chemicals — 0.3%
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	280,000	270,843	(c)
Construction Materials — 0.7%
Cemex SAB de CV, Senior Secured Notes (3 mo. USD LIBOR + 4.750%)	6.472%	10/15/18	650,000	658,775	(b)(c)(d)
Metals & Mining — 0.6%
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	320,000	325,131	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	159,000	163,532
Total Metals & Mining				488,663
Total Materials				1,418,281
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 1.0%
AT&T Inc., Senior Notes	3.600%	2/17/23	810,000	815,713	(d)

See Notes to Financial Statements.

14	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — 2.0%
Sprint Corp., Senior Notes	7.250%	9/15/21	530,000	$549,213
Sprint Corp., Senior Notes	7.625%	2/15/25	740,000	728,900
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	481,250	479,445	(c)
Total Wireless Telecommunication Services				1,757,558
Total Telecommunication Services				2,573,271
Utilities — 0.3%
Electric Utilities — 0.3%
FirstEnergy Corp., Senior Notes	2.850%	7/15/22	290,000	281,788
Total Corporate Bonds & Notes (Cost — $35,250,828)				36,553,396
Mortgage-Backed Securities — 2.0%
GNMA — 2.0%
Government National Mortgage Association (GNMA)	6.500%	8/15/34	117,289	131,302
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.100%)	2.861%	8/20/58	116,690	118,908	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.440%)	3.200%	10/20/59- 1/20/60	571,854	588,771	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.393%)	3.153%	12/20/59	124,877	128,104	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.410%)	3.170%	12/20/59	513,663	528,010	(b)
Government National Mortgage Association (GNMA) II (1 mo. USD LIBOR + 1.178%)	2.742%	7/20/60	124,301	127,342	(b)
Government National Mortgage Association (GNMA) II (1 year Treasury Constant Maturity Rate + 1.253%)	3.011%	7/20/60	123,242	126,102	(b)
Total Mortgage-Backed Securities (Cost — $1,737,887)				1,748,539
Senior Loans — 1.9%
Consumer Discretionary — 1.2%
Media — 0.9%
Univision Communications Inc., Term Loan C5 (1 mo. LIBOR + 2.750%)	4.627%	3/15/24	758,674	747,887	(b)(h)(i)
Specialty Retail — 0.3%
Michaels Stores Inc., 2016 Term Loan B1 (1 mo. LIBOR + 2.750%)	4.490-4.627%	1/30/23	238,491	239,915	(b)(h)(i)
Total Consumer Discretionary				987,802
Industrials — 0.3%
Airlines — 0.3%
American Airlines Inc., 2017 Term Loan B (1 mo. LIBOR + 2.000%)	3.875%	6/26/20	288,840	289,616	(b)(h)(i)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 0.2%
IT Services — 0.2%
First Data Corp., 2024 USD Term Loan (1 mo. LIBOR + 2.250%)	4.122%	4/26/24	200,923		$201,478	(b)(h)(i)
Telecommunication Services — 0.2%
Diversified Telecommunication Services — 0.2%
Virgin Media Bristol LLC, 2017 USD Term Loan (1 mo. LIBOR + 2.500%)	4.277%	1/15/26	137,809		138,670	(b)(h)(i)
Total Senior Loans (Cost — $1,585,623)					1,617,566
Sovereign Bonds — 3.4%
Brazil — 1.1%
Federative Republic of Brazil, Notes	10.000%	1/1/21	1,885,000	BRL	599,042
Federative Republic of Brazil, Notes	10.000%	1/1/23	833,000	BRL	263,234
Federative Republic of Brazil, Notes	10.000%	1/1/27	108,000	BRL	33,654
Total Brazil					895,930
Mexico — 1.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	85,000		106,138	(d)
United Mexican States, Senior Bonds	6.500%	6/9/22	15,090,000	MXN	809,307
United Mexican States, Senior Notes	5.550%	1/21/45	210,000		227,020	(d)
Total Mexico					1,142,465
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	254,000		423,551	(e)
Saudi Arabia — 0.2%
Saudi Government International Bond, Senior Notes	2.875%	3/4/23	200,000		192,771	(c)
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond, Senior Notes	2.500%	10/11/22	270,000		260,462	(c)
Total Sovereign Bonds (Cost — $3,150,836)					2,915,179
U.S. Government & Agency Obligations — 1.1%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	1.375%	4/20/20	190,000		186,433
U.S. Government Obligations — 0.9%
U.S. Treasury Notes	1.750%	6/30/22	210,000		203,552
U.S. Treasury Notes	2.000%	6/30/24	530,000		510,094
Total U.S. Government Obligations					713,646
Total U.S. Government & Agency Obligations (Cost — $919,465)					900,079

See Notes to Financial Statements.

16	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

Security			Shares	Value
Common Stocks — 0.0%
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A. (Cost — $13,316)			1,628	$6,431	*(j)(k)

	Rate
Preferred Stocks — 2.5%
Financials — 2.5%
Capital Markets — 2.5%
Northern Trust Corp.	5.850%		28,000	749,000
State Street Corp. (5.900% to 3/15/24 then 3 mo. USD LIBOR + 3.108%)	5.900%		49,000	1,343,090	(b)
Total Financials				2,092,090
Industrials — 0.0%
Marine — 0.0%
Tricer Tracking Preferred Equity Certificates (8.000% PIK)	8.000%		781,762	7,818	(j)(k)(l)
Total Preferred Stocks (Cost — $2,035,712)				2,099,908
Total Investments before Short-Term Investments (Cost — $101,185,222)				106,042,296

		Maturity Date	Face Amount†
Short-Term Investments — 1.5%
U.S. Government Agencies — 0.3%
Federal Home Loan Bank (FHLB), Discount Notes (Cost — $289,533)	1.614%	5/7/18	290,000	289,524	(m)

			Shares
Money Market Funds — 1.2%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $1,057,291)	1.615%		1,057,291	1,057,291
Total Short-Term Investments (Cost — $1,346,824)				1,346,815
Total Investments — 124.9% (Cost — $102,532,046)				107,389,111
Liabilities in Excess of Other Assets — (24.9)%				(21,437,584)
Total Net Assets — 100.0%				$85,951,527

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Securities traded on a when-issued or delayed delivery basis.

(h)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	Security is valued using significant unobservable inputs (See Note 1).

(k)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(l)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(m)	Rate shown represents yield-to-maturity.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CDO	— Collateralized Debt Obligation
CLO	— Collateral Loan Obligation
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options
Schedule of Exchange-Traded Written Options
Security	Expiration Date	Strike Price	Contracts	Notional Amount	Value
U.S. Treasury 5-Year Notes Futures, Call (Premiums received — $1,038)	4/20/18	$114.50	9	$9,000	$2,531

At March 31, 2018, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	87	12/19	$21,148,244	$21,144,263	$(3,981)
90-Day Eurodollar	51	6/20	12,397,854	12,393,000	(4,854)

See Notes to Financial Statements.

18	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Western Asset Variable Rate Strategic Fund Inc.

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy: continued
U.S. Treasury 2-Year Notes	7	6/18	$1,488,716	$1,488,266	$(450)
U.S. Treasury 5-Year Notes	48	6/18	5,477,989	5,494,125	16,136
U.S. Treasury 10-Year Notes	97	6/18	11,641,690	11,750,641	108,951
U.S. Treasury Ultra Long-Term Bonds	7	6/18	1,086,067	1,123,281	37,214
					153,016

Contracts to Sell:
90-Day Eurodollar	81	6/18	19,789,292	19,784,250	5,042
90-Day Eurodollar	19	12/18	4,653,653	4,631,488	22,165
U.S. Treasury Long-Term Bonds	14	6/18	2,005,912	2,052,750	(46,838)
					(19,631)
Net unrealized appreciation on open futures contracts					$133,385

At March 31, 2018, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ARS	2,790,000	USD	139,710	Citibank N.A.	4/9/18	$(1,497)
USD	64,787	ARS	1,310,000	Citibank N.A.	4/9/18	(108)
USD	21,266	ARS	430,000	Citibank N.A.	4/9/18	(35)
USD	21,256	ARS	430,000	Citibank N.A.	4/9/18	(46)
USD	30,648	ARS	620,000	Citibank N.A.	4/9/18	(66)
ARS	1,510,000	USD	75,613	Citibank N.A.	4/10/18	(850)
USD	36,527	BRL	119,000	Citibank N.A.	4/19/18	529
MXN	14,070,000	USD	727,151	JPMorgan Chase & Co.	4/19/18	44,888
ARS	1,310,000	USD	59,222	Citibank N.A.	10/3/18	(32)
ARS	430,000	USD	19,439	Citibank N.A.	10/3/18	(11)
ARS	620,000	USD	28,016	Citibank N.A.	10/3/18	(3)
ARS	430,000	USD	19,431	Citibank N.A.	10/3/18	(2)
Total						$42,767

Abbreviations used in this table:
ARS	— Argentine Peso
BRL	— Brazilian Real
MXN	— Mexican Peso
USD	— United States Dollar

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

March 31, 2018

Western Asset Variable Rate Strategic Fund Inc.

At March 31, 2018, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation
	$9,463,000	5/15/23	3-Month LIBOR quarterly	Daily Federal Funds Effective Rate + 0.355% quarterly	$658	$5,017
	2,500,000	6/28/23	1.238% semi-annually	3-Month LIBOR quarterly	(2,344)	185,468
	25,000,000	6/28/26	1.454% semi-annually	3-Month LIBOR quarterly	(36,154)	2,513,872
	426,000	11/15/43	2.630% semi-annually	3-Month LIBOR quarterly	(3,966)	24,220
Total	$37,389,000				$(41,806)	$2,728,577

†	Percentage shown is an annual percentage rate.

At March 31, 2018, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value
Barclays Capital Inc.	2.350%	3/23/2018	TBD**	$1,006,669	Corporate Bonds & Notes	$900,810
					Sovereign Bonds	333,158
Bank of America	2.050%	3/21/2018	6/20/2018	2,026,000	Collateralized Mortgage Obligations	2,382,918
Morgan Stanley	2.587%	2/5/2018	5/7/2018	3,627,000	Corporate Bonds & Notes	3,911,823
Morgan Stanley	3.035%	2/20/2018	5/21/2018	6,283,000	Corporate Bonds & Notes	6,911,883
Morgan Stanley	3.271%	3/12/2018	6/11/2018	3,505,000	Corporate Bonds & Notes	3,865,811
Morgan Stanley	3.285%	2/20/2018	5/21/2018	1,035,000	Corporate Bonds & Notes	1,417,625
Royal Bank of Canada	2.500%	2/5/2018	5/7/2018	4,226,187	Corporate Bonds & Notes	4,463,897
				$21,708,856		$24,187,925

*	Refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

See Notes to Financial Statements.

20	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Statement of assets and liabilities (unaudited)

March 31, 2018

Assets:
Investments, at value (Cost — $102,532,046)	$107,389,111
Foreign currency, at value (Cost — $8,152)	7,904
Cash	3,110
Interest and dividends receivable	613,178
Deposits with brokers for centrally cleared swap contracts	241,527
Unrealized appreciation on forward foreign currency contracts	45,417
Deposits with brokers for open futures contracts and exchange-traded options	44,580
Receivable from broker — variation margin on open futures contracts	28,465
Prepaid expenses	12,229
Total Assets	108,385,521

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	21,708,856
Distributions payable	361,802
Payable for securities purchased	139,910
Investment management fee payable	70,358
Interest payable	63,670
Payable to broker — variation margin on centrally cleared swaps	29,925
Unrealized depreciation on forward foreign currency contracts	2,650
Written options, at value (premiums received — $1,038)	2,531
Directors’ fees payable	2,374
Accrued expenses	51,918
Total Liabilities	22,433,994
Total Net Assets	$85,951,527

Net Assets:
Par value ($0.001 par value; 4,668,407 shares issued and outstanding; 100,000,000 shares authorized)	$4,668
Paid-in capital in excess of par value	94,957,238
Overdistributed net investment income	(341,604)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currency transactions	(16,429,041)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts, forward foreign currency contracts and foreign currencies	7,760,266
Total Net Assets	$85,951,527

Shares Outstanding	4,668,407

Net Asset Value	$18.41

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	21

Statement of operations (unaudited)

For the Six Months Ended March 31, 2018

Investment Income:
Interest	$2,938,002
Dividends	57,186
Total Investment Income	2,995,188

Expenses:
Investment management fee (Note 2)	419,468
Interest expense (Note 3)	303,260
Audit and tax fees	39,437
Legal fees	23,376
Transfer agent fees	19,506
Shareholder reports	13,869
Directors’ fees	11,382
Stock exchange listing fees	6,234
Fund accounting fees	4,261
Custody fees	3,518
Insurance	941
Miscellaneous expenses	6,521
Total Expenses	851,773
Net Investment Income	2,143,415

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	1,341,330
Futures contracts	(345,134)
Written options	55,065
Swap contracts	59,916
Forward foreign currency contracts	(41,322)
Foreign currency transactions	(5,703)
Net Realized Gain	1,064,152
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,805,072)
Futures contracts	215,181
Written options	(1,077)
Swap contracts	946,898
Forward foreign currency contracts	63,597
Foreign currencies	3,303
Change in Net Unrealized Appreciation (Depreciation)	(577,170)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	486,982
Increase in Net Assets From Operations	$2,630,397

See Notes to Financial Statements.

22	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended March 31, 2018 (unaudited) and the Year Ended September 30, 2017	2018	2017

Operations:
Net investment income	$2,143,415	$3,723,819
Net realized gain (loss)	1,064,152	(175,976)
Change in net unrealized appreciation (depreciation)	(577,170)	5,047,433
Increase in Net Assets From Operations	2,630,397	8,595,276

Distributions to Shareholders From (Note 1):
Net investment income	(2,170,809)	(4,341,618)
Decrease in Net Assets From Distributions to Shareholders	(2,170,809)	(4,341,618)
Increase in Net Assets	459,588	4,253,658

Net Assets:
Beginning of period	85,491,939	81,238,281
End of period*	$85,951,527	$85,491,939
*Includes overdistributed net investment income of:	$(341,604)	$(314,210)

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	23

Statement of cash flows (unaudited)

For the Six Months Ended March 31, 2018

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$2,630,397
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(13,614,418)
Sales of portfolio securities	17,025,107
Net purchases, sales and maturities of short-term investments	2,467,945
Realized loss on purchased options	(10,206)
Payment-in-kind	(578)
Net amortization of premium (accretion of discount)	(579,405)
Decrease in receivable for securities sold	752,262
Increase in interest and dividends receivable	(31,759)
Increase in receivable from broker — variation margin on open futures contracts	(28,465)
Decrease in receivable from broker — variation margin on centrally cleared swaps	35,443
Increase in prepaid expenses	(5,326)
Decrease in deposits with brokers for open futures contracts and exchange-traded options	60,992
Decrease in deposits with brokers for centrally cleared swap contracts	183,873
Decrease in payable for securities purchased	(1,680,519)
Decrease in payable for options purchased to close	(38,434)
Increase in investment management fee payable	1,030
Decrease in Directors’ fees payable	(853)
Increase in interest payable	3,156
Decrease in accrued expenses	(51,260)
Decrease in premiums received from written options	(7,194)
Decrease in payable to broker — variation margin on open futures contracts	(10,385)
Increase in payable to broker — variation margin on centrally cleared swap contracts	29,925
Net realized gain on investments	(1,341,330)
Change in net unrealized appreciation (depreciation) of investments, written options and forward foreign currency contracts	1,742,552
Net Cash Provided by Operating Activities*	7,532,550

Cash Flows From Financing Activities:
Distributions paid on common stock	(2,170,808)
Decrease in payable for reverse repurchase agreements	(5,432,457)
Net Cash Used in Financing Activities	(7,603,265)
Net Decrease in Cash	(70,715)
Cash at Beginning of Period	81,729
Cash at End of Period	$11,014

*	Included in operating expenses is cash of $300,104 paid for interest on borrowings.

See Notes to Financial Statements.

24	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:
	2018[1,2]	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of period	$18.31	$17.40	$17.54	$18.85	$18.71	$18.46

Income (loss) from operations:
Net investment income	0.46	0.80	0.79	0.69	0.78	0.78
Net realized and unrealized gain (loss)	0.11	1.04	(0.14)	(1.12)	0.23	0.34
Total income (loss) from operations	0.57	1.84	0.65	(0.43)	1.01	1.12

Less distributions from:
Net investment income	(0.47) [3]	(0.93)	(0.74)	(0.66)	(0.87)	(0.87)
Return of capital	—	—	(0.19)	(0.22)	—	—
Total distributions	(0.47)	(0.93)	(0.93)	(0.88)	(0.87)	(0.87)
Net increase due to shares repurchased through tender offer	—	—	0.14	—	—	—

Net asset value, end of period	$18.41	$18.31	$17.40	$17.54	$18.85	$18.71

Market price, end of period	$16.88	$17.39	$15.92	$15.56	$17.08	$17.00
Total return, based on NAV[4,5]	3.12%	10.79%	4.78%[6]	(2.38)%	5.47%	6.16%
Total return, based on Market Price[7]	(0.27)%	15.49%	8.53%	(3.95)%	5.66%	(3.25)%

Net assets, end of period (000s)	$85,952	$85,492	$81,238	$116,962	$125,695	$124,760

Ratios to average net assets:
Gross expenses	1.99%[8]	1.89%	1.94%	1.12%	1.14%	1.08%
Net expenses	1.99 [8]	1.89	1.94	1.12	1.14	1.08
Net investment income	5.01 [8]	4.47	4.57	3.76	4.10	4.18

Portfolio turnover rate	13%	30%	21%	30%	26%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2018 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return based on NAV reflects the impact of the tender and repurchase of its shares by the Fund at the price equal to 98% of the net asset value per share on November 20, 2015. Absent this tender offer, the total return based on NAV would have been 3.88%.

[7]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	Annualized.

See Notes to Financial Statements.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	25

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income. The Fund invests primarily in variable rate instruments of U.S. and non-U.S. issuers, including U.S. and non-U.S. investment grade and high-yield debt, senior loans, emerging market debt and derivatives related to these securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Prior to December 1, 2017, short-term fixed income securities that would mature in 60 days or less were valued at amortized cost, unless it was determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

26	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$37,310,567	—	$37,310,567
Asset-backed securities	—	22,890,631	—	22,890,631
Corporate bonds & notes	—	36,553,396	—	36,553,396
Mortgage-backed securities	—	1,748,539	—	1,748,539
Senior loans	—	1,617,566	—	1,617,566
Sovereign bonds	—	2,915,179	—	2,915,179
U.S. government & agency obligations	—	900,079	—	900,079
Common stocks	—	—	$6,431	6,431
Preferred stocks:
Financials	$2,092,090	—	—	2,092,090
Industrials	—	—	7,818	7,818
Total long-term investments	2,092,090	103,935,957	14,249	106,042,296
Short-term investments†:
U.S. government agencies	—	289,524	—	289,524
Money market funds	1,057,291	—	—	1,057,291
Total short-term investments	1,057,291	289,524	—	1,346,815
Total investments	$3,149,381	$104,225,481	$14,249	$107,389,111
Other financial instruments:
Futures contracts	$189,508	—	—	$189,508
Forward foreign currency contracts	—	$45,417	—	45,417
Centrally cleared interest rate swaps	—	2,728,577	—	2,728,577
Total other financial instruments	$189,508	$2,773,994	—	$2,963,502
Total	$3,338,889	$106,999,475	$14,249	$110,352,613

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$2,531	—	—	$2,531
Futures contracts	56,123	—	—	56,123
Forward foreign currency contracts	—	$2,650	—	2,650
Total	$58,654	$2,650	—	$61,304

†	See Schedule of Investments for additional detailed categorizations.

28	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

(b) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which is also recognized as a component of “Interest expense” on the Statement of Operations.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	29

Notes to financial statements (unaudited) (cont’d)

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2018, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended March 31, 2018, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and

30	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

32	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(l) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2018, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $2,650. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

34	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(p) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

36	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a monthly subadvisory fee at an annual rate of 0.30% related to the assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$11,444,772	$2,169,646
Sales	14,420,705	2,604,402

At March 31, 2018, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/ Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$102,532,046	$7,092,514	$(2,235,449)	$4,857,065
Forward foreign currency contracts	—	45,417	(2,650)	42,767
Futures contracts	—	189,508	(56,123)	133,385
Swap contracts	(41,806)	2,728,577	—	2,728,577
Written options	(1,038)	—	(1,493)	(1,493)

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

Transactions in reverse repurchase agreements for the Fund during the six months ended March 31, 2018 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$26,321,088	2.309%	$27,141,313

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 1.360% to 3.285% during the six months ended March 31, 2018. Interest expense incurred on reverse repurchase agreements totaled $302,983.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2018.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$189,508	—	$189,508
Centrally cleared swap contracts[3]	2,728,577	—	2,728,577
Forward foreign currency contracts	—	$45,417	45,417
Total	$2,918,085	$45,417	$2,963,502

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$2,531	—	$2,531
Futures contracts[2]	56,123	—	56,123
Forward foreign currency contracts	—	$2,650	2,650
Total	$58,654	$2,650	$61,304

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended March 31, 2018. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information

38	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Purchased options[1]	$(10,206)	—	$(10,206)
Written options	55,065	—	55,065
Futures contracts	(345,134)	—	(345,134)
Swap contracts	59,916	—	59,916
Forward foreign currency contracts	—	$(41,322)	(41,322)
Total	$(240,359)	$(41,322)	$(281,681)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Written options	$(1,077)	—	$(1,077)
Futures contracts	215,181	—	215,181
Swap contracts	946,898	—	946,898
Forward foreign currency contracts	—	$63,597	63,597
Total	$1,161,002	$63,597	$1,224,599

During the six months ended March 31, 2018, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$542
Written options	3,195
Futures contracts (to buy)	33,956,259
Futures contracts (to sell)	47,359,178
Forward foreign currency contracts (to buy)	853,871
Forward foreign currency contracts (to sell)	56,175

Average Notional Balance
Interest rate swap contracts	$31,992,857

†	At March 31, 2018, there were no open positions held in this derivative.

Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of March 31, 2018.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Citibank N.A.	$529	$(2,650)	$(2,121)	—	$(2,121)
JPMorgan Chase & Co.	44,888	—	44,888	—	44,888
Total	$45,417	$(2,650)	$42,767	—	$42,767

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.
[2]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to March 31, 2018

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
3/23/2018	4/2/2018	$0.0775
4/20/2018	5/1/2018	$0.0775
5/25/2018	6/1/2018	$0.0775
6/22/2018	7/2/2018	$0.0775
7/20/2018	8/1/2018	$0.0775
8/24/2018	9/4/2018	$0.0775

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the six months ended March 31, 2018, the Fund did not repurchase any shares.

7. Capital loss carryforward

As of September 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2019	$(4,735,221)

This amount will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $12,615,792, which have no expiration date, must be used first to offset any such gains.

40	Western Asset Variable Rate Strategic Fund Inc. 2018 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Variable Rate Strategic Fund Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore,” and together with Western Asset and Western Asset London, the “Sub-Advisers”). At a meeting (the “Contract Renewal Meeting”) held in-person on November 8 and 9, 2017, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2017, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews. ·

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide the Fund with

Western Asset Variable Rate Strategic Fund Inc.	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by Western Asset London and Western Asset Singapore. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset

42	Western Asset Variable Rate Strategic Fund Inc.

Sub-Advisory Agreement, Western Asset London and Western Asset Singapore help to provide portfolio management services to the Fund pursuant to separate Sub-Advisory Agreements with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged global income closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of twelve funds, including the Fund, for the 1- and 3-year periods ended June 30, 2017; eleven funds, including the Fund, for the 5-year period ended such date; and six funds, including the Fund, for the 10 -year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked fifth among the funds in the Performance Universe for the 1-year period ended June 30, 2017 (first being best in these performance rankings), eighth among the funds in the Performance Universe for the 3-year period ended such date, sixth among the funds in the Performance Universe for the 5-year period ended such date, and fifth among the funds in the Performance Universe for the 10 -year period ended such date. The Fund’s performance for the 1- year period ended June 30, 2017 was better than the Performance Universe median for that period and its performance for the 5- year period ended such date was at the Performance Universe median for that period. The Fund’s performance was worse than the Performance Universe median for each of the 3- and 10- year periods ended such date. Among other things, the Manager has noted that unlike the other Performance Universe funds at least 80% of the Fund’s assets generally must be invested in

Western Asset Variable Rate Strategic Fund Inc.	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

floating rate instruments and its assets consist primarily of U.S. corporate and structured products. According to the Manager, this requirement and the Fund’s maintenance of a short portfolio duration of about 1 year in pursuit of its investment objective put the Fund at a disadvantage relative to the other Performance Universe funds, which primarily consisted of global government bond funds with longer portfolio durations, which have performed well in the declining global interest rate environment in recent years. Since the financial crisis in 2008, the Manager noted, global government bond yields have declined to near zero or even negative yields. The Board considered that the Fund’s dissimilarity from the other funds in the small Performance Universe made meaningful performance comparisons difficult. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2017. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3- and 5-year periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to Western Asset London and Western Asset Singapore under their Sub-Advisory Agreements with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of Western Asset London and Western Asset Singapore does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and five other leveraged global income closed-end funds, as classified by Broadridge. The six funds in the Expense

44	Western Asset Variable Rate Strategic Fund Inc.

Group had average net common share assets ranging from $81.6 million to $339.1 million. Four of the other Expense Group funds were larger than the Fund and one was smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked first among the funds in the Expense Group assets (first being lowest and, therefore, best in these expense component rankings) and that the Management Fee on an actual basis (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked second compared on a common share assets only basis and third on the basis of common share and leveraged. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked second among the funds in the Expense Group when compared on a common share assets only basis and third when compared on the basis of common share and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component. The Manager observed that the small number and varying sizes of funds comprising the Expense Group made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Western Asset Variable Rate Strategic Fund Inc.	45

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2017 and March 31, 2016. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for Western Asset London and Western Asset Singapore are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had increased by 6 percent during the period covered by the analysis but remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the

46	Western Asset Variable Rate Strategic Fund Inc.

Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Variable Rate Strategic Fund Inc.	47

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Variable Rate Strategic Fund Inc. was held on January 26, 2018 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	4,157,993	16,404
Daniel P. Cronin	4,156,181	18,216
Eileen A. Kamerick	4,153,782	20,615

At March 31, 2018, in addition to Carol L. Colman, Daniel P. Cronin and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Robert D. Agdern

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Riordan Roett

Jane Trust

48	Western Asset Variable Rate Strategic Fund Inc.

Dividend reinvestment plan (unaudited)

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund uses the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares increased, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the

Western Asset Variable Rate Strategic Fund Inc.	49

Dividend reinvestment plan (unaudited) (cont’d)

dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional

50	Western Asset Variable Rate Strategic Fund Inc.

share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Variable Rate Strategic Fund Inc.	51

Western Asset

Variable Rate Strategic Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jennifer S. Berg*

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC†

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon (“BNY”)‡

Transfer agent

Computershare lnc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

*	Effective January 1, 2018, Ms. Berg became Treasurer.
†	Prior to May 2, 2018, known as Western Asset Management Company.
‡	Effective April 9, 2018, BNY became custodian.

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

GFY

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Variable Rate Strategic Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04036 5/18 SR18-3340

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8(b).	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Effective May 1, 2018, Mark Lindbloom, Fred Marki and Julien Scholnick became part of the portfolio management team of the Fund.

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Mark Lindbloom Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective May 1, 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2006. Formerly, a Managing Director of Citigroup Asset Management and its predecessors from 1986-2006.

Fred Marki Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective May 1, 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2005 and has more than 35 years of experience. Formerly, a Senior Portfolio Manager with Citigroup Asset Management; a Portfolio Manager with UBS; and a Vice President with Merrill Lynch.

Julien Scholnick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Effective May 1, 2018	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Portfolio Manager with Western Asset since 2003 and has more than 21 years of experience. Formerly, an Associate in the Private Client Group with Salomon Smith Barney; a Senior Analyst with Digital Coast Partners; and a Senior Analyst with Arthur Andersen, LLP.

The following tables set forth certain additional information with respect to the above named fund’s investment professional responsible for the day-to-day management with other members of the Fund’s portfolio management team for the fund. Unless noted otherwise, all information is provided as of March 31, 2018.

Other Accounts Managed by Investment Professional

The table below identifies the number of accounts (other than the fund) for which the below named fund’s investment professional has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Investment Professional	Type of Account	Number of Accounts Managed	Total Assets Managed ($) (billions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($) (billions)
Mark Lindbloom*	Registered investment companies	19	52.37	None	None
	Other pooled investment vehicles	33	18.30	2	0.48
	Other accounts	170	47.02	7	3.75

Julien A. Scholnick*	Registered investment companies	12	43.75	None	None
	Other pooled investment vehicles	29	17.41	1	0.13
	Other accounts	161	44.63	6	3.19

Frederick R. Marki*	Registered investment companies	7	5.10	None	None
	Other pooled investment vehicles	34	17.46	3	2.17
	Other accounts	176	52.28	7	3.75

*	Messrs.Lindbllom, Marki and Scholnick will join the Fund’s portfolio management team on May 1, 2018.

Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of March 31, 2018.

Investment Professional	Dollar Range of Ownership of Securities ($)
Mark Lindbloom*	C
Julien A. Scholnick*	None
Frederick R. Marki*	None

*	Messrs.Lindbllom, Marki and Scholnick will join the Fund’s portfolio management team on May 1, 2018.

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 29, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	May 29, 2018

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 29, 2018